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                                                                    EXHIBIT 24.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-30249, 33-38201, 33-45610, 33-45614, 33-80084, 33-60343, 33-60389, 333-69789 and 333-69791, and on Form S-3
File Nos. 33-31409, 33-44769, 33-89178, 333-13859 and 333-34715.

                                                     /s/ ARTHUR ANDERSEN LLP


Rochester, New York
April 19, 2001